UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2013

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THESTREET, INC.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25779 (Commission File Number)	06-1515824 (IRS Employer Identification No.)

14 Wall Street, 15th Floor
New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

(212) 321-5000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 22, 2013, TheStreet, Inc. (the “Company”) issued a press release announcing the completion of the acquisition of certain assets from DealFlow Media, Inc by The Deal, L.L.C, a wholly owned subsidiary of the Company.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated April 22, 2013 by the Company, announcing the completion of the acquisition of certain assets from DealFlow Media, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET, INC. (Registrant)

Date: April 22, 2013
By: /s/ Erwin Eichmann
Erwin Eichmann
Vice President, Corporate and Business Development, General Counsel and Secretary

INDEX TO EXHIBITS
Exhibit Number	Description
99.1	Press release dated April 22, 2013 by the Company, announcing the completion of the acquisition of certain assets from DealFlow Media, Inc.